UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2014

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                  On May 30, 2014, the Board of Directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “Company”), the general partner of Mack-Cali Realty, L.P., appointed Anthony Krug as Chief Financial Officer of the Company.  Mr. Krug is the Company’s Chief Accounting Officer and had served as Acting Chief Financial Officer since the departure of the Company’s previous Chief Financial Officer in March 2014.  The information required by Items 401(b) and (e) of Regulation S-K in respect of Mr. Krug is set forth on pages 10 and 12 of the Company’s proxy statement relating to its annual meeting of stockholders held on May 12, 2014, as filed with the Securities and Exchange Commission on April 14, 2014, and is incorporated herein by reference.  Mr. Krug does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K, nor does Mr. Krug have any interests in any related person transactions subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01                                 Other Events.

On May 30, 2014, the Board of Directors of the Company appointed Gary T. Wagner as Chief Legal Officer and Secretary of the Company.  Mr. Wagner was Vice President and Senior Associate General Counsel of the Company and had served as Acting Chief Legal Officer and Interim Secretary since the departure of the Company’s previous General Counsel and Secretary in March 2014.  With Mr. Wagner’s appointment as Chief Legal Officer, the Board of Directors has determined that Mr. Wagner is now an executive officer of the Company, as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended.

Also on May 30, 2014, the Board of Directors of the Company declared a cash dividend of $0.15 per share of the Company’s common stock (indicating an annual rate of $0.60 per common share, paid in cash) for the period April 1, 2014 through June 30, 2014. The dividend will be paid on July 11, 2014 to shareholders of record as of July 3, 2014.

Copies of the Company’s press releases announcing the management changes and dividend declaration described above are filed herewith as Exhibits 99.1 and 99.2.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated May 30, 2014.

99.2	Press Release of Mack-Cali Realty Corporation dated May 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 30, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation, its general partner

Dated: May 30, 2014	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mack-Cali Realty Corporation dated May 30, 2014.

99.2	Press Release of Mack-Cali Realty Corporation dated May 30, 2014.